                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 23, 1997
                                                  -----------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)

   Delaware                          1-7182                      13-2740599
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(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York          10281-1220
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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Item 5.    Other Events
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     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $90,000,000 aggregate principal amount of Market Index Target-Term Securities based upon the Dow Jones Industrial Average/SM/ due January 14, 2003 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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                          EXHIBITS

           (4) Instruments defining the rights of security holders, including indentures.

                             Form of Merrill Lynch & Co., Inc.'s Market Index Target-Term Securities based upon the Dow Jones Industrial Average/SM/ due January 14, 2003.

           (5) & (23)  Opinion re: legality; consent of counsel.

                             Opinion of Brown & Wood llp relating to the Market Index Target-Term Securities based upon the Dow Jones Industrial Average/SM/ due January 14, 2003 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERRILL LYNCH & CO., INC.
                                            ------------------------------
                                                    (Registrant)



                                            By:  /s/ Theresa Lang
                                               --------------------------
                                                     Theresa Lang
                                                      Treasurer



Date:  December 23, 1997

                                       3
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                                 Exhibit Index

Exhibit No.      Description                                            Page
-----------      -----------                                            ----
(4)              Instruments defining the rights of security holders,
                 including indentures.

                       Form of Merrill Lynch & Co., Inc.'s Market
                       Index Target-Term Securities based upon the Dow
                       Jones Industrial Average/SM/ due January 14, 2003.

(5) & (23)       Opinion re: legality; consent of counsel.

                       Opinion of Brown & Wood llp relating to the Market Index Target-Term Securities based upon the Dow Jones Industrial Average/SM/ due January
                       14, 2003 (including consent for inclusion of such opinion in this report and in Merrill Lynch &
                       Co., Inc.'s Registration Statement relating to such Securities).
